                                                                                              [TRAVELERS PORTFOLIO ARCHITECT ACCESS]
TRAVELERS LIFE AND ANNUITY[GRAPHIC OMITTED]                                                                     DATA COLLECTION FORM

The Travelers Insurance Company and its Affiliates
[One Tower Square ]o Hartford, CT [06183]

------------------------------------------------------------------------------------------------------------------------------------
ISSUING COMPANY
------------------------------------------------------------------------------------------------------------------------------------
(CHECK ONE)
|_| THE TRAVELERS  INSURANCE COMPANY ([BA, BVI, GU, VI, NH, NC, NY, WY])
|_| THE TRAVELERS LIFE AND ANNUITY COMPANY (All other jurisdictions)
------------------------------------------------------------------------------------------------------------------------------------
OWNER INFORMATION (THE OWNER WILL BE USED FOR ALL CORRESPONDENCE AND TAX REPORTING PURPOSES)
------------------------------------------------------------------------------------------------------------------------------------
Name   [John Doe]                                                     Sex   |_|M            |_|F   Date of Birth (DOB): [ 9-15-1950]
-------------------------------------------------------------------------- -------------------------- ------------------------------
Address  [One Any Street       Your Town, State,  000001]
------------------------------------------------------------------------------------------------------------------------------------
SS# [111-00-0000]                         U.S. Citizen  |_|  Y  |_|  N (If no, please indicate country of citizenship______________)
------------------------------------------------------------------------------------------------------------------------------------
|_|  Joint Owner (Nonqualified only)  Name:   [Jane Doe]
------------------------------------------------------------------------------------------------------------------------------------
Relationship to Owner:   [Spouse]                                     SS# [111-00-0001]                          DOB  [05-30-1951]
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (IF DIFFERENT FROM OWNER) (IF NO ANNUITANT IS SPECIFIED, THE OWNER STATED ABOVE WILL BE THE ANNUITANT.)
------------------------------------------------------------------------------------------------------------------------------------
Name
------------------------------------------------------------------------------------------------------------------------------------
SS#                                                                   Sex  |_| M   |_|  F          DOB:
------------------------------------------------------------------------------------------------------------------------------------
|_|  Contingent Annuitant (Nonqualified only)        Name:
------------------------------------------------------------------------------------------------------------------------------------
SS#                                                                   Sex  |_| M   |_|  F          DOB:
------------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
PRIMARY           CONTINGENT   FULL NAME                              RELATIONSHIP TO OWNER                       % TO RECEIVE
------------------------------------------------------------------------------------------------------------------------------------
|_|                            [Sam Doe}                              [son]                                      [50 %]
------------------------------------------------------------------------------------------------------------------------------------
|_|               |_|          [Susan Doe]                            [daughter]                                 [50 %]
------------------------------------------------------------------------------------------------------------------------------------
|-|               |-|
------------------------------------------------------------------------------------------------------------------------------------
|-|               |-|
------------------------------------------------------------------------------------------------------------------------------------
|-|               |-|
------------------------------------------------------------------------------------------------------------------------------------
TYPE OF PLAN
------------------------------------------------------------------------------------------------------------------------------------
|_| Nonqualified                            |_| Roth IRA Rollover/Transfer                              INITIAL PURCHASE PAYMENT
|_| 403(b) TSA Rollover                     |_| Roth IRA Conversion
|_| IRA Rollover/Transfer                   |_| Other:___________________________                       $___________________
------------------------------------------------------------------------------------------------------------------------------------
REPLACEMENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY CONTRACT OR LIFE INSURANCE POLICY?    (REQUIRED) |_| Y      |_| N
If yes, please specify company name & contract #:  ____________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPTIONS (TOTAL MUST EQUAL 100%)
--------------------------------------------------------------------------------
FUND                                                                  PERCENTAGE
--------------------------------------------------------------------------------
[AIM V.I. Premier Equity Fund                                                  %
--------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                                             %
--------------------------------------------------------------------------------
Alliance Growth Portfolio                                                      %
--------------------------------------------------------------------------------
Alliance Premier Growth Portfolio - Class B                              [25  %]
--------------------------------------------------------------------------------
Capital Appreciation Fund (Janus)                                              %
--------------------------------------------------------------------------------
Credit Suisse Emerging Markets Portfolio                                       %
--------------------------------------------------------------------------------
Delaware VIP REIT Series                                                       %
--------------------------------------------------------------------------------
Dreyfus VIF Appreciation Portfolio                                             %
--------------------------------------------------------------------------------
Dreyfus VIF Small Cap Portfolio                                                %
--------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                                             %
--------------------------------------------------------------------------------
Equity Index Portfolio - Class II                                              %
--------------------------------------------------------------------------------
Federated High Yield Portfolio                                                 %
--------------------------------------------------------------------------------
Federated Stock Portfolio                                                      %
--------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2                         %
--------------------------------------------------------------------------------
Fidelity VIP Dynamic Capital Appreciation Port.-  S. C. 2                      %
--------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2                               %
--------------------------------------------------------------------------------
Franklin Mutual Share Securities Fund - Class 2                                %
--------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio - Service Shares                   [25  %]
--------------------------------------------------------------------------------
Janus Aspen Series Global Life Sciences Port.- Service Shares                  %
--------------------------------------------------------------------------------
Janus Aspen Series Global Technology Port. - Service Shares                    %
--------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Port.- Service Shares                      %
--------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                                 %
--------------------------------------------------------------------------------
Lazard International Stock Portfolio                                           %
--------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                                  %
--------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                                   %
--------------------------------------------------------------------------------
MFS Research Portfolio                                                         %
--------------------------------------------------------------------------------
MFS Total Return Portfolio                                                     %
--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                                                   %
--------------------------------------------------------------------------------
Putnam VT International Growth Fund - Class IB Shares                          %
--------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares                               %
--------------------------------------------------------------------------------
Putnam VT Voyager II Fund - Class IB Shares                              [25  %]
--------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund Class I                                 %
--------------------------------------------------------------------------------
Salomon Brothers Variable Emerging Growth Fund Class I                         %
--------------------------------------------------------------------------------
Salomon Brothers Variable Growth & Income Fund Class I                         %
--------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund Class I                               %
--------------------------------------------------------------------------------
Salomon Brothers Variable Large Cap Growth Fund Class I                        %
--------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund Class I                        %
--------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 2                                     %
--------------------------------------------------------------------------------
Travelers Convertible Securities Portfolio                                     %
--------------------------------------------------------------------------------
Travelers Disciplined Mid Cap Stock Portfolio                                  %
--------------------------------------------------------------------------------
Travelers Money Market Portfolio                                               %
--------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                                         [25  %]
--------------------------------------------------------------------------------
Van Kampen LIT Comstock Portfolio - Class II Shares                            %
--------------------------------------------------------------------------------
Van Kampen LIT Enterprise Portfolio - Class II Shares]                         %
--------------------------------------------------------------------------------
                                                TOTAL:                      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

L-18820                                                                Rev 12/02

--------------------------------------------------------------------------------
ENHANCED STEPPED-UP PROVISION RIDER
--------------------------------------------------------------------------------
[_] I wish to select the Enhanced Stepped-Up Provision Rider. (NOT AVAILABLE IN NY AND WA)
--------------------------------------------------------------------------------
ACKNOWLEDGMENT
--------------------------------------------------------------------------------
NOTICE OF INSURANCE FRAUD: The following states require insurance applicants to acknowledge a fraud warning statement. Please refer to and read the fraud warning statement for your state as indicated below. Your signature(s) below confirms that you have read the applicable warning for your state.

[(ARKANSAS, COLORADO, WASHINGTON D.C. KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO AND VIRGiNIA)
Any person who knowingly presents false, fraudulent, incomplete or misleading information in a claim for payment of a loss or benefit or in an application for insurance may be guilty of a crime and subject to criminal and civil penalties and denial of benefits.

FLORIDA: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to civil and criminal penalties.

PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.]

TRUST AS OWNER: In Nonqualified situations, if the owner is a trust, I/we hereby certify that the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.

I/WE UNDERSTAND THE CONTRACT WILL TAKE EFFECT WHEN THE FIRST PURCHASE PAYMENT IS RECEIVED AND THE APPLICATION IS APPROVED IN THE TRAVELERS HOME OFFICE. I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. NO REPRESENTATIVE IS AUTHORIZED TO MAKE CHANGES TO THE CONTRACT OR APPLICATION.

I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Owner's Signature   [JOHN DOE]                                                 Date:  [ 10-15-2002]
---------------------------------------------------------------------------------------------------------------------
Joint Owner's Signature  [SUSAN DOE]                                           Date:  [ 10-15-2002]
---------------------------------------------------------------------------------------------------------------------
CITY, STATE WHERE SIGNED: (REQUIRED)    [Your Town, State,  000001]
---------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE USE ONLY
---------------------------------------------------------------------------------------------------------------------

I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.

 WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY CONTRACT OR LIFE INSURANCE POLICY?  (REQUIRED)  |_| Y    |_| N
Please Include:  Phone #:  (   [555]        )     [555-5555]                     Fax #:  ( [555]       )   555-5555]
                                              ----------------------------------                         ----------------
------------------------------------------------------------------------------------------------------------------------------
Representative's Name   [Jack Smith]                              Date:  [ 10-15-2002]
------------------------------------------------------------------------------------------------------------------------------
Representative's Signature  [JACK SMITH]                          SS# [000-00-0000]                 License # (Florida Only)
------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                                                     SELECT ONE:   |_| A     |_| B     |_| C
------------------------------------------------------------------------------------------------------------------------------



L-18820                                                                Rev 12/02

Travelers Life & Annuity [GRAPHIC OMITTED]
A member of citigroup

                                                                                                            TRAVELERS VINTAGE II|_|
                                                                                                             TRAVELERS VINTAGE 3|_|
  The Travelers Life and Annuity Company                                                                TRAVELERS VINTAGE ACCESS|_|
  P O Box 990014 o Hartford, CT  06199                                                                    TRAVELERS VINTAGE XTRA|_|
                                                                                                               DATA COLLECTION FORM

------------------------------------------------------------------------------------------------------------------------------------
THE TRAVELERS INSURANCE COMPANY ([BA, BVI, GU, NH, VI])
THE TRAVELERS LIFE AND ANNUITY COMPANY (All other jurisdictions)
------------------------------------------------------------------------------------------------------------------------------------
OWNER INFORMATION (THE OWNER WILL BE USED FOR ALL CORRESPONDENCE AND TAX REPORTING PURPOSES)
------------------------------------------------------------------------------------------------------------------------------------
Name                                                               Sex  |_| M   |_|  F        Date of Birth (DOB):
------------------------------------------------------------------------------------------------------------------------------------
Address
------------------------------------------------------------------------------------------------------------------------------------
SS#                                 U.S. Citizen  |_| Y  |_| N (If no, please indicate country of citizenship______________________)
------------------------------------------------------------------------------------------------------------------------------------
|_|  Joint Owner (Nonqualified only)                               Name:
------------------------------------------------------------------------------------------------------------------------------------
Relationship to Owner:                                             SS#                                       DOB
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (IF DIFFERENT FROM OWNER) (IF NO ANNUITANT IS SPECIFIED, THE OWNER
STATED ABOVE WILL BE THE ANNUITANT.)
------------------------------------------------------------------------------------------------------------------------------------
Name
------------------------------------------------------------------------------------------------------------------------------------
SS#                                                                Sex  |_| M   |_|  F                       DOB:
------------------------------------------------------------------------------------------------------------------------------------
|_|  Contingent Annuitant (Nonqualified only)        Name:
------------------------------------------------------------------------------------------------------------------------------------
SS#                                                                Sex  |_| M   |_|  F                       DOB:
------------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
PRIMARY          CONTINGENT    FULL NAME                                 RELATIONSHIP TO OWNER                       % TO RECEIVE
------------------------------------------------------------------------------------------------------------------------------------
|_|
------------------------------------------------------------------------------------------------------------------------------------
|_|              |_|
------------------------------------------------------------------------------------------------------------------------------------
|_|              |_|
------------------------------------------------------------------------------------------------------------------------------------
|_|              |_|
------------------------------------------------------------------------------------------------------------------------------------
|_|              |_|
------------------------------------------------------------------------------------------------------------------------------------
TYPE OF PLAN
------------------------------------------------------------------------------------------------------------------------------------
|_| Nonqualified                   |_| Roth IRA Rollover/Transfer                                      INITIAL PURCHASE PAYMENT
                                                                                                      ------------------------------
|_| 403(b) TSA Rollover            |_| Roth IRA Conversion

|_| IRA Rollover/Transfer          |_| Other:___________________________                                  $______________________

------------------------------------------------------------------------------------------------------------------------------------
REPLACEMENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY CONTRACT OR LIFE INSURANCE POLICY?    (REQUIRED) |_| Y      |_| N
If yes, please specify company name & contract #:  ____________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPTIONS (TOTAL MUST EQUAL 100%)
------------------------------------------------------------------------------------------------------------------------------------
FUND                                                       PERCENTAGE  FUND                                               PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                                  %  PIMCO Total Return Portfolio                                %
------------------------------------------------------------------------------------------------------------------------------------
AIM V. I. Premier Equity Fund                                       %  Putnam VT International Growth Fund - Class IB              %
                                                                       Shares
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                           %  Putnam VT Voyager II Fund - Class IB Shares                 %
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income Portfolio - Class B                        %  Salomon Brothers Variable Capital Fund Class I              %
------------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio- Class B                          %  Salomon Brothers Variable Investors Fund Class I            %
------------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Fund - Class 2                         %  Salomon Brothers Variable Small Cap Growth Fund             %
                                                                       Class I
------------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund - Class 2                                %  Smith Barney Aggressive Growth Portfolio                    %
------------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund - Class 2                         %  Smith Barney Appreciation Portfolio                         %
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                                  %  Smith Barney Diversified Strategic Income Portfolio         %
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio - Class II                                   %  Smith Barney Fundamental Value Portfolio                    %
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class                %  Smith Barney High Income Portfolio                          %
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2                    %  Smith Barney International All Cap Growth Portfolio         %
------------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund - Class 2                                   %  Smith Barney Large Cap Core Portfolio                       %
------------------------------------------------------------------------------------------------------------------------------------
Franklin Mutual Shares Securities Fund - Class 2                    %  Smith Barney Large Cap Growth Portfolio                     %
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                      %  Smith Barney Large Cap Value Portfolio                      %
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Aggressive Growth Port. - Service Shares         %  Smith Barney Mid Cap Core Portfolio                         %
------------------------------------------------------------------------------------------------------------------------------------
Multiple Discipline Portfolios                                         Smith Barney Money Market Portfolio                         %
------------------------------------------------------------------------------------------------------------------------------------
o    All Cap Growth and Value Portfolio                             %  Smith Barney Premier Selection All Cap Growth Port.         %
------------------------------------------------------------------------------------------------------------------------------------
o    Balanced All Cap Growth & Value Portfolio                      %  Smith Barney Small Cap Growth Opportunities Port.           %
------------------------------------------------------------------------------------------------------------------------------------
o    Global All Cap Growth & Value Portfolio                        %  Templeton Foreign Securities Fund - Class 2                 %
------------------------------------------------------------------------------------------------------------------------------------
o    Large Cap Growth & Value Portfolio                             %  Travelers Managed Income Portfolio                          %
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                       %  Van Kampen LIT Emerging Growth Portfolio                    %
------------------------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                              %  Van Kampen Enterprise Portfolio                             %
------------------------------------------------------------------------------------------------------------------------------------


L-19001                                                                 Rev 3/03

------------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                          %  Travelers Fixed Account (NOT AVAILABLE IN VINTAGE           %
                                                                       ACCESS)
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares                    %  TOTAL:                                                   100%
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
VINTAGE II
|_| Standard    |_| Annual Step Up    |_| Roll-Up (N/A IN WA) (IF NO OPTION IS CHECKED, YOU WILL RECEIVE THE STANDARD DEATH BENEFIT)
------------------------------------------------------------------------------------------------------------------------------------
VINTAGE 3
|_| Annual Step Up
------------------------------------------------------------------------------------------------------------------------------------
VINTAGE ACCESS
|_| Standard    |_| Roll-Up (N/A IN WA) (IF NO OPTION IS CHECKED, YOU WILL RECEIVE THE STANDARD DEATH BENEFIT)
------------------------------------------------------------------------------------------------------------------------------------
VINTAGE XTRA
|_| Standard    |_| Enhanced  (IF NO OPTION IS CHECKED, YOU WILL RECEIVE THE STANDARD DEATH BENEFIT)
------------------------------------------------------------------------------------------------------------------------------------
ENHANCED STEPPED-UP PROVISION RIDER
------------------------------------------------------------------------------------------------------------------------------------
|_| I wish to select the Enhanced Stepped-Up Provision Rider.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.
------------------------------------------------------------------------------------------------------------------------------------
|_| I wish to select the Guaranteed Minimum Withdrawal Benefit Rider.
------------------------------------------------------------------------------------------------------------------------------------
FIXED ACCOUNT RATELOCK (NOT AVAILABLE IN VINTAGE ACCESS)
------------------------------------------------------------------------------------------------------------------------------------
|_|   No - I do not choose to lock in the current Fixed Account rate. I understand that I will receive the rate in effect when
      Travelers receives the purchase payment. (default option)

|_|   Yes - I want to lock in at the current Fixed Account rate in effect on the date I signed this application. I have been informed of this rate and am aware of the Rate Lock guarantee period. (Guaranteed Rate held for 45 days.)

                                                                                --------------------------------------------
                                                                                (CLIENT SIGNATURE  - REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------

SPECIAL REMARKS:





------------------------------------------------------------------------------------------------------------------------------------
ACKNOWLEDGMENT
------------------------------------------------------------------------------------------------------------------------------------

NOTICE OF INSURANCE FRAUD: The following states require insurance applicants to acknowledge a fraud warning statement. Please refer to and read the fraud warning statement for your state as indicated below. Your signature(s) below confirms that you have read the applicable warning for your state. (ARKANSAS, COLORADO, WASHINGTON D.C. KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO AND VIRGINIA)

Any person who knowingly presents false, fraudulent, incomplete or misleading information in a claim for payment of a loss or benefit or in an application for insurance may be guilty of a crime and subject to criminal and civil penalties and denial of benefits.

FLORIDA: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree. NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to civil and criminal penalties.

PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

TRUST AS OWNER: In Nonqualified situations, if the owner is a trust, I/we hereby certify that the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.

I/WE UNDERSTAND THE CONTRACT WILL TAKE EFFECT WHEN THE FIRST PURCHASE PAYMENT IS RECEIVED AND THE APPLICATION IS APPROVED IN THE
TRAVELERS HOME OFFICE. I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT
GUARANTEED AS TO A FIXED DOLLAR AMOUNT. NO REPRESENTATIVE IS AUTHORIZED TO MAKE CHANGES TO THE CONTRACT OR APPLICATION.

I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS.
------------------------------------------------------------------------------------------------------------------------------------

Owner's Signature                                                                      Date:
------------------------------------------------------------------------------------------------------------------------------------

Joint Owner's Signature                                                                Date:
------------------------------------------------------------------------------------------------------------------------------------
CITY, STATE WHERE SIGNED: (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.

 WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY CONTRACT OR LIFE INSURANCE POLICY?  (REQUIRED)  |_| Y    |_| N

Please Include: Phone #: (    )_______________________      Fax #: (    )________________________
---------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Representative's Name                                              Date
------------------------------------------------------------------------------------------------------------------------------------

Representative's Signature                                         SS#                          License # (Florida Only)
------------------------------------------------------------------------------------------------------------------------------------

Broker/Dealer                                                      SELECT ONE:   |_| A     |_| B     |_| C
------------------------------------------------------------------------------------------------------------------------------------

L-19001                                                                 Rev 3/03
                                                    A member of citigroup [Logo]